EX. 10.16.63+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

GEOCODING LICENSE SUPPLEMENT v1.0 FT
1. Parties
Customer Name: Telenav, Inc.
Registered Address: 4655 Great America Parkway, Suite 300, Santa Clara, CA 95054
VAT Number or company registration number: Click or tap here to enter text.
(“Customer”)
Customer business contact: [*****]
Customer technical contact: [*****]

HERE North America, LLC, 425 W. Randolph Street, Chicago, IL 60606-1530, U.S.A. Attention: Legal Department. Phone: +1-312-894-7000 (“HERE”)
2. HERE Reference	Quote- [*****]
3. Subject to
This Supplement (the “Supplement”) is governed by and incorporates the HERE General License Agreement, dated February 10, 2014 between the parties (collectively herein the “GLA”). In case and to the extent of a conflict between the Supplement and the GLA, this Supplement prevails.

4. Effective Date	December 1, 2019
5. Term
This Supplement shall be effective for [*****]  unless sooner terminated in accordance with the terms and conditions of the GLA and thereafter shall automatically renew for additional [*****]  terms on each of the [*****]  and [*****]  anniversary of the Effective Date, unless Customer provides written notice of nonrenewal at least 90 days prior to either anniversary (the “Term”).

6. Addition/Replacement	This Supplement is a standalone Supplement.
7. Licensed Materials	[*****]all provided as further described at https://developer.here.com/documentation or in additional documentation provided by HERE from time to time.
8. Permitted Use Cases and Permitted Applications	Use of the Licensed Materials for [*****] purposes through Telenav Cloud Search Services and Telenav mobile applications (both Telenav branded and white-label).
9. Fees. Customer shall pay (before discount):
Annual fee of $ [*****]  for up to [*****]  Transactions usable in the [*****]  period following the Effective Date or [*****]  thereof as applicable. If Transaction use during such period exceeds the amount purchased, the excess shall be invoiced at a rate of $ [*****]  payable on a [*****]  basis.

10. Reporting
Transactions generated via HERE APIs are recorded and reported by HERE on a [*****]  basis.  Any transactions (e.g. [*****] ) derived from HERE Data residing on Customer’s servers must be tracked and reported to HERE on a [*****]  basis per the Reporting requirements in the GLA.  [*****]  reporting will be due by the [*****]  following each [*****] .

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Page 1 of 3     CONFIDENTIAL

(last modified July 29, 2019)

EX. 10.16.63+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

11. Restrictions and Storage of Results
Solely for use in connection with specified Permitted Use Cases. Not for use in any standalone [*****]  service(s) unless and to the extent expressly included in the Permitted Use Cases.
Any Permitted Use Cases involving open source materials and in-vehicle integration of a mobile device requires HERE prior written approval. Under no circumstances may the Licensed Materials be combined with any third party materials in a way that would (a) render any part of the Licensed Materials subject to an open source license nor (b) restrict, diminish or otherwise negatively impact HERE’s rights to the Licensed Materials.
Subject to compliance with the present terms, Customer may store [*****]  Results for the duration of the agreement. Except as expressly noted herein, caching is otherwise governed by the Acceptable Use Policy.
Neither HERE’s [*****]  nor HERE’s are licensed under this Supplement (but may be licensed under a separate Supplement or order document).
Neither [*****]  nor [*****]  are licensed under this Supplement (but may be licensed under a separate Supplement or order document).

12. Additional Terms	None
13. Service Availability	The GLA Service Level Agreement applies to those APIs listed at https://developer.here.com/faqs.
14. Minimum Annual License Fee (“MALF”)	[*****] .
15. Payment	Each payment is due [*****] from the invoice date and in the following currency: USD
16. Glossary	[*****] Any other capitalized terms in this Supplement are defined in the GLA.

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Page 2 of 3     CONFIDENTIAL

(last modified July 29, 2019)

EX. 10.16.63+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

Agreed and accepted as of the Effective Date by each Party’s authorized representatives:

Customer
Signature: /s/ Adeel Manzoor
Names: Adeel Manzoor
Titles: CFO
Date: 12/4/2019

HERE
Signature: /s/ Christopher Schwarz	/s/ Simon Anolick
Name: Christopher Schwarz	Simon Anolick
Title: Secretary	Director Legal Counsel
Date: December 5, 2019 | 1:25 PM PST	December 5, 2019 | 1:59 PM PST

***

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Page 3 of 3     CONFIDENTIAL

(last modified July 29, 2019)